UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

JDS Uniphase Corporation
(Exact name of registrant as specified in its charter)

Commission file number 0-22874

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1768 Automation Parkway
San Jose, California    95131
(Address of principal executive offices including zip code)

(408) 546-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release dated January 28, 2004.

Item 12. Results of Operations and Financial Condition.

On January 28, 2004, JDS Uniphase Corporation ("JDSU") announced its financial results for the second quarter of fiscal year ended June 30, 2004. A copy of JDSU's press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

JDS UNIPHASE CORPORATION

By:	/s/ Christopher S. Dewees

Christopher S. Dewees
Senior Vice President and General Counsel

Dated: January 28, 2004

EXHIBIT INDEX
Exhibit	Description
99.1*	Press release dated January 28, 2004

*    Also provided in PDF format as a courtesy.